Exhibit 10.1

September 15, 2008

VIA TELECOPY

Orleans Homebuilders, Inc.

One Greenwood Square

3333 Street Road

Bensalem, Pennsylvania 19020

Attention: Garry P. Herdler, EVP & CFO

Re:                             Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006 by and among Greenwood Financial, Inc. (“Master Borrower”), the entities identified on Schedule “A” attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the Lenders that are parties hereto (the “Lenders”), and Wachovia Bank, National Association, as Agent for the Lenders (“Agent”), and amended by a First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of November 1, 2006, a Second Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of February 7, 2007, a Third Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of May 8, 2007, a Fourth Amendment to Amended and Restated Revolving Credit Loan Agreement executed as of September 6, 2007, and a Fifth Amendment to Amended and Restated Revolving Credit Loan Agreement executed  as of December 21, 2007 (as so amended, the “Agreement”).

Dear Mr. Herdler:

Please refer to the Agreement.  Please also refer to that certain letter dated May 9, 2008 from the undersigned to you (the “Waiver Letter”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement or the Waiver Letter, as the case may be. This letter shall be referred to as the Extension Letter.

1.             Amendment to Waiver Letter. Section 2 of the Waiver Letter is amended and restated in its entirety as follows:

Section 2.              Limited Waiver.  Subject to the terms and conditions set forth herein, the Agent and the Lenders waive compliance with the Subject Covenants, and non-compliance with the Subject Covenants shall not constitute an Event of Default, at all times from the period from and including January 1, 2008 through and excluding the earlier of (a) the date of the occurrence of any other Event of Default (that is, any Event of Default caused by or resulting from something other than the above stated non- compliance with one or more of the Subject Covenants) under the Agreement or under any of the other Loan Documents; and (b) September 30, 2008 (such period being the “Waiver Period”); provided that if (i) Guarantor’s Consolidated Tangible Net Worth is on any date during the Waiver Period less than $90,000,000, or (ii) as of the last day of any Fiscal Quarter during the Waiver Period, Guarantor’s Leverage Ratio exceeds 5.25 to 1.00, the Waiver Period shall end as of such date.  If the actual reserve allowance taken by the Guarantor, as reported in the Guarantor’s filed March 31, 2008 10-Q Statement, is less than $43,500,000, or if the reserve is adjusted because of legislation or otherwise during the Waiver Period,  then: (x) the Consolidated Tangible Net Worth covenant set forth in clause (i) above shall be increased on a dollar-for-dollar basis to account for the difference between $43,500,000 and the actual reserve allowance amount and (y) the Leverage Ratio covenant set forth in clause (ii) above shall be decreased by .01 for each $348,000 decrease in the reserve allowance below $43,500,000 (the “Limited Waiver”). At the end of the Waiver Period, the Limited Waiver shall terminate and the non-   compliance with the Subject Covenants shall, effective as of the end of the Waiver Period, constitute Events of Default under Article IX under the Agreement without further notice or an opportunity to cure.  Section 8.5 [Ownership of Land] of the Agreement shall not be applicable or tested during the Waiver Period.

2.                                       Reaffirmation. Except as amended by the foregoing section, all terms and provisions of the Waiver Letter are hereby reaffirmed, ratified and confirmed.

3.                                       Release.  Each of the Obligors, on behalf of itself and any person or entity claiming by, under or through it, hereby unconditionally remises, releases and forever discharges the Agent and the Lenders, and their respective past and present officers, directors, shareholders, agents, parent corporation, members, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, and successors and assigns, of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any, which any of the Obligors ever had, now have, or may have against the Agent or the Lenders, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Extension Letter relating to or arising from the Agreement, the Loan Documents, and the lending or any other banking relationship between any of the Obligors and the Agent and the Lenders.

3                                          No Impairment.  Nothing contained in this Extension Letter shall serve as a waiver of any right of the Agent or the Lenders, a waiver or cure of any defaults under the Agreement of the other Loan Documents, a modification or novation of the Obligations or the documentation therefor, or an agreement or commitment by the Agent or the Lenders to extend or otherwise modify the Obligations.

4.                                       Miscellaneous.

a.             Headings.  The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Extension Letter.

b.             Governing Law.  This Extension Letter shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

c.             Integration.  This Extension Letter constitutes the sole agreement of the parties with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

d.             Severability of Provisions.  Any provision of this Extension Letter that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver Letter are declared to be severable.

e.             No Third-Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Extension Letter is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

f.              Counterparts.  This Extension Letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Extension Letter.

[Signature Pages Follow]

Sincerely,

Wachovia Bank, National Association

	By:	/s/ Nathan R. Rantala
Nathan R. Rantala

ACCEPTED AND AGREED TO:

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company

Borrowers:

Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

		By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

LENDER SIGNATURE PAGE TO
EXTENSION LETTER WITH GREENWOOD
FINANCIAL, INC. AS MASTER BORROWER,
DATED AS OF SEPTEMBER 15, 2008:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

LENDER SIGNATURE PAGE TO
EXTENSION LETTER WITH GREENWOOD
FINANCIAL, INC. AS MASTER BORROWER,
DATED AS OF SEPTEMBER 15, 2008:

BANK OF AMERICA, N.A.

By:	/s/ Sean Finnegan
Name: Sean Finnegan
Title: SVP

LENDER SIGNATURE PAGE TO
EXTENSION LETTER WITH GREENWOOD
FINANCIAL, INC. AS MASTER BORROWER,
DATED AS OF SEPTEMBER 15, 2008:

SOVEREIGN BANK

By:	/s/ Ernest J. Kociban
Name: Ernest J. Kociban
Title:SR. V.P.

LENDER SIGNATURE PAGE TO
EXTENSION LETTER WITH GREENWOOD
FINANCIAL, INC. AS MASTER BORROWER,
DATED AS OF SEPTEMBER 15, 2008:

MANUFACTURERS AND TRADERS TRUST
COMPANY

By:	/s/ Bernard T. Shields
Name: Bernard T. Shields
Title: Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

NATIONAL CITY BANK

By:
Name:
Title:

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

FIRSTRUST BANK

By:	/s/ Eric Paul
	Name:	Eric Paul
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

GUARANTY BANK

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Sr. Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Bruce G. Shearer
	Name:	Bruce G. Shearer
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

COMMERCE BANK, N.A.

By:	/s/ Robert E. Delancy
	Name:	Robert E. Delancy
	Title:	Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

SUNTRUST BANK

By:	/s/ Lauren P. Carrigan
	Name:	Lauren P. Carrigan
	Title:	Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

REGIONS BANK, successor by merger to
Amsouth Bank

By:	/s/ Daniel Mcclurkin
	Name:	DANIEL MCCLURKIN
	Title:	ASSISTANT VICE PRESIDENT

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

FRANKLIN BANK, SSB

By:	/s/ Virgil J. Haplea
	Name:	Virgil J. Haplea
	Title:	Executive Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

COMERICA BANK

By:	/s/ David J. Campbell
	Name:	DAVID J. CAMPBELL
	Title:	SENIOR VICE PRESIDENT

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Johanna Duke Paley
	Name:	JOHANNA DUKE PALEY
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	/s/ Sean Finnegan
	Name:	Sean Finnegan
	Title:	Sr. Vice President

LENDER SIGNATURE PAGE TO EXTENSION LETTER WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Keith C. Braun
	Name:	Keith C. Braun
	Title:	Managing Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

Schedule A  -  Schedule of Borrowers

Master:	Greenwood Financial, Inc.

Corporate:
Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Companies:
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)

(Schedule of Borrowers continued on the following page)

Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC (f/k/a Orleans at King Ranch, LLC)
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC
Wheatley Meadows Associates, LLC

Limited Partnerships:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans RHIL, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Realen Homes, L.P.
Stock Grange, LP